UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008

First Citizens Banc Corp
 (Exact name of registrant as specified in its charter)

Ohio	0-25980	34-1558688
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio	44870
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 625-4121

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Board of Directors of First Citizens Banc Corp, Sandusky, Ohio has approved a quarterly dividend of 15 cents per share to shareholders of record October 21, 2008, payable November 1, 2008. First Citizens Banc Corp’s affiliated companies are The Citizens Banking Company, SCC Resources, Inc., First Citizens Insurance Agency Inc., Champaign Investment Company, First Citizens Investments, Inc., First Citizens Capital LLC and Water Street Properties.

Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1 Letter to Shareholders of First Citizens Banc Corp dated October 8, 2008

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens Banc Corp

/s/ Richard J. Dutton	October 8, 2008
Richard J. Dutton	Date
Executive Vice President

Exhibit Index

Exhibit 99.1 Letter to Shareholders of First Citizens Banc Corp dated October 8, 2008